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                                 ISS GROUP, INC.                    EXHIBIT 10.5

            AMENDED AND RESTATED AGREEMENT REGARDING ACCELERATION OF
                           VESTING OF FUTURE OPTIONEES


                  This Amended and Restated Agreement Regarding Acceleration of Vesting of Future Optionees (this "Agreement") is made as of this 24th day of February, 1998, between ISS Group, Inc., a Delaware corporation (the "Company"), and Greylock Equity Limited Partnership ("Greylock"), Sigma Partners III, L.P., Sigma Associates III, L.P. and Sigma Investors III, L.P. (collectively, "Sigma"), AT&T Venture Fund II, L.P. and Venture Fund I, L.P. (together, "AT&T"), and Kleiner Perkins Caufield & Byers VIII, KPCB Information Sciences Zaibatsu Fund II and KPCB Java Fund (collectively, "KPCB").


                  WHEREAS, the parties signatory to that certain Agreement Regarding Acceleration of Vesting of Future Optionees, dated February 2, 1996, by and among Internet Security Systems, Inc. ("ISS"), Greylock and Sigma (the "First Vesting Agreement") desire to amend and restate the First Vesting Agreement in its entirety and combine it with the Second Vesting Agreement (as hereinafter defined); and

                  WHEREAS, parties signatory to that certain Agreement Regarding Acceleration of Vesting of Future Optionees, dated February 14, 1997, by and among ISS, AT&T and KPCB (the "Second Vesting Agreement") desire to amend and restate the Second Vesting Agreement in its entirety and combine it with the First Vesting Agreement; and

                  WHEREAS, the Company is the successor to ISS' obligations under the First Vesting Agreement and Second Vesting Agreement pursuant to that certain Stock Exchange Agreement dated December 9, 1997 by and among the Company, ISS and the shareholders of ISS;

                  NOW, THEREFORE, it is hereby agreed as follows:

A. Waiver. Greylock, Sigma, AT&T and KPCB hereby waive the observance of the terms of the First Vesting Agreement and the Second Vesting Agreement with respect to options granted by the Board of Directors of ISS and ISS Group under the Company's 1995 Stock Incentive Plan (as amended and restated) to the extent such option grants may violate Section 1 of either the First Vesting Agreement or the Second Vesting Agreement during the last vesting period of such option grants.

B. Combination, Amendment and Restatement. Greylock, Sigma, AT&T, KPCB and the Company hereby agree to combine, amend and restate the First Vesting Agreement and the Second Vesting Agreement, so that the resultant agreement reads in its entirety as follows:


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1.       Acceleration. The Company agrees that when granting any Options to any future Optionee, the Company may execute an agreement with such Optionee containing provisions to the following effect:

         "in the event that both the Conditions Precedent to Acceleration set forth in Section 2 below arise, and this agreement is not rendered void by the provisions of Section 3 below, not more than the greater of (i) fifty percent (50%) of the Options held by such Optionee which have not yet vested, or (ii) the Options which would be vested in such Optionee's next vesting installment may become exercisable immediately, if the Conditions Precedent to Acceleration set forth in Section 2 have occurred.

                  Conditions Precedent to Acceleration

                  (a) whenever the Company sells, conveys or otherwise disposes of all or substantially all of its property or business, or merges into or effects a reorganization with any corporation (other than a wholly-owned subsidiary corporation) in which the shareholders of the Company immediately prior to the transaction possess less than 50% of the voting power of the surviving entity (or its parent) (together the "Surviving Entity") immediately after the transaction (a "Change in Control"); and

                  (b) the Optionee is not offered a position with the Surviving Entity which: (i) offers compensation equivalent to or greater than that provided to the Optionee by the Company immediately prior to the Change in Control; and (ii) offers duties and responsibilities comparable to those associated with the position held by the Optionee with the Company immediately prior to the Change in Control such that the duties and responsibilities of the Optionee with the Surviving Entity are not materially diminished from those of the Optionee at the Company."

The parties agree that nothing herein shall in any way effect existing vesting provisions of current option holders.

2. Invalidity of this Agreement in the Event of Certain Business Combinations. In the event that it is determined by the Board of Directors of the Company (the "Board"), upon receipt of a written opinion of the Company's independent public accountants, that the enforcement of this Agreement would preclude accounting for any proposed business combination of the Company involving a Change in Control as a pooling of interests, and the Board otherwise desires to approve a proposed business transaction which requires as a condition to the closing of such transaction that it be accounted for as a pooling of interests, this Agreement shall be null and void, but only if the absence of enforcement of this Agreement would preserve treatment of the proposed business combination as a pooling of interests."

3.       Miscellaneous.

         3.1 Notices. Any notice required or permitted to be given to a party pursuant to this


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Agreement shall be in writing and shall be effective upon personal delivery or five (5) business days after deposit in the U.S. Mail, postage prepaid and properly addressed to the party to be notified.

         3.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware without regard to choice of law rules.

         3.3 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         3.4 Successors and Assigns. Except as otherwise expressly provided in this Agreement, the provisions hereof shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto.

         3.5 Amendments and Waivers. Any term hereof may be amended and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of Greylock, Sigma, AT&T and Kleiner. Any amendment or waiver so effected shall be binding upon the Company.

         3.6 Termination. All parties' rights under this Agreement will terminate upon the earliest to occur of (i) the date on which this Agreement is terminated by a writing executed by Greylock, Sigma, AT&T and Kleiner, or (ii) the dissolution of the Company.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year hereinabove first written.

                                 ISS GROUP, INC.


                                 By:
                                     ----------------------------------
                                          Thomas E. Noonan
                                          President


                                 GREYLOCK EQUITY LIMITED PARTNERSHIP

                                 By: Greylock Equity GP Limited Partnership Its General partner

                                 By:
                                          -----------------------------
                                 Name:
                                          -----------------------------
                                 Title:
                                          -----------------------------


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                                 AT & T VENTURE FUND II, L.P.

                                 By:
                                          -----------------------------
                                 Name:
                                          -----------------------------
                                 Title:
                                          -----------------------------


                                 VENTURE FUND I, L.P.

                                 By:
                                          -----------------------------
                                 Name:
                                          -----------------------------
                                 Title:
                                          -----------------------------



                                 SIGMA  ASSOCIATES III, L.P.

                                 By:      Sigma Management III, L.P.
                                          Its General Partner

                                 By:
                                          -----------------------------
                                 Name:
                                          -----------------------------
                                 Title:
                                          -----------------------------

                                 SIGMA INVESTORS III, L.P.

                                 By:      Sigma Management III, L.P.
                                          Its General Partner

                                 By:
                                          -----------------------------
                                 Name:
                                          -----------------------------
                                 Title:
                                          -----------------------------

                                 SIGMA PARTNERS III, L.P.

                                 By:      Sigma Management III, L.P.
                                          Its General Partner

                                 By:
                                          -----------------------------
                                 Name:
                                          -----------------------------
                                 Title:
                                          -----------------------------

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                                 KLEINER PERKINS CAUFIELD & BYERS VIII

                                 By:      KPCB VIII Associates

                                 By:
                                          -----------------------------
                                 Name:
                                          -----------------------------
                                 Title:
                                          -----------------------------

                                 KPCB INFORMATION SCIENCES
                                 ZAIBATSU FUND II

                                 By:      KPCB VII Associates

                                 By:
                                          -----------------------------
                                 Name:
                                          -----------------------------
                                 Title:
                                          -----------------------------


                                 KPCB JAVA FUND

                                 By:      KPCB VIII Associates

                                 By:
                                          -----------------------------
                                 Name:
                                          -----------------------------
                                 Title:
                                          -----------------------------

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